ADMINISTRATION AGREEMENT

among

COLLEGIATE FUNDING SERVICES EDUCATION LOAN TRUST 2005-B,
as Issuer

WILMINGTON TRUST COMPANY,
as Delaware Trustee

THE BANK OF NEW YORK,
as Indenture Trustee

THE BANK OF NEW YORK,
as Eligible Lender Trustee

and

COLLEGIATE FUNDING PORTFOLIO ADMINISTRATION, L.L.C.,
as Administrator

Dated as of July 1, 2005

          This ADMINISTRATION AGREEMENT dated as of July 1, 2005 (as amended from time to time, the "Agreement"), is among COLLEGIATE FUNDING SERVICES EDUCATION LOAN TRUST 2005-B, a Delaware statutory trust (the "Issuer"), WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity but solely as Delaware Trustee (the "Delaware Trustee"), THE BANK OF NEW YORK, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee (in such capacity, the "Indenture Trustee"), and as Eligible Lender Trustee (in such capacity, the "Eligible Lender Trustee") and COLLEGIATE FUNDING PORTFOLIO ADMINISTRATION, L.L.C., a Virginia limited liability company, as Administrator (the "Administrator").

W I T N E S S E T H:

          WHEREAS, the Issuer may issue from time to time its (a) Student Loan Asset-Backed Notes (the "Notes") pursuant to an Indenture of Trust, dated as of July 1, 2005, among the Issuer, the Eligible Lender Trustee and the Indenture Trustee (together with any Supplemental Indentures and any amendments thereto made in accordance with their respective terms, the "Indenture"), and (b) its Trust Certificates pursuant to a Trust Agreement, dated as of June 23, 2005, as amended and restated by the Amended and Restated Trust agreement dated as of July 1, 2005 (collectively, the "Trust Agreement"), between the Delaware Trustee and Collegiate Funding of Delaware, L.L.C., as depositor (together with its successors in interest, the "Owner"); and

          WHEREAS, pursuant to an Eligible Lender Trust Agreement, dated as of July 1, 2005 (the "Eligible Lender Trust Agreement"), between the Issuer and the Eligible Lender Trustee, the Eligible Lender Trustee shall hold legal title to FFELP Loans acquired or originated by the Issuer as beneficial owner; and

          WHEREAS, pursuant to the Indenture, the Issuer and the Eligible Lender Trustee are assigning their respective interests in the Financed Student Loans and other collateral (the "Collateral") to the Indenture Trustee; and

          WHEREAS, the Issuer, the Eligible Lender Trustee and the Delaware Trustee desire to have the Administrator perform certain of the duties of the Issuer and the Delaware Trustee referred to in the Indenture, the Trust Agreement, the Servicing Agreements, the Student Loan Purchase Agreements, the Custodian Agreements, the Joint Sharing Agreement, the Verification Agent Agreement and the Eligible Lender Trust Agreements (collectively, the "Basic Documents") and any other documents signed by the Delaware Trustee or the Eligible Lender Trustee on behalf of the Issuer (collectively, with the Basic Documents, the "Trust Related Agreements") and to provide such additional services consistent with the terms of this Agreement and the Trust Related Agreements as the Issuer and the Delaware Trustee may from time to time request; and

          WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Delaware Trustee on the terms set forth herein;

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

          Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Basic Documents.

          1.      Duties of the Administrator.

           (a)      Duties with Respect to the Trust Related Agreements .

                     (i)      The Administrator agrees to perform all its duties as Administrator and the duties of the Issuer under the Trust Related Agreements. In addition, the Administrator shall consult with the Delaware Trustee regarding the duties of the Issuer and the Delaware Trustee under the Trust Related Agreements. The Administrator shall monitor the performance of the Issuer and shall advise the Eligible Lender Trustee and the Delaware Trustee when action is necessary to comply with the Issuer's duties under the Trust Related Agreements. The Administrator shall prepare for execution by the Issuer, or shall cause the preparation by other appropriate persons or entities of, all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Trust Related Agreements, and shall execute any Trust Related Agreements on behalf of the Issuer. In furtherance of the foregoing, the Administrator shall take all appropriate action that is the duty of the Issuer to take pursuant to the Trust Related Agreements, including, without limitation, such of the foregoing as are required with respect to the following matters under the Trust Related Agreements:

(A) directing the Indenture Trustee by Issuer Order to deposit moneys with Paying Agents, if any, other than the Indenture Trustee;

(B) preparing and delivering notice to the Noteholders of the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee;

(C) preparing an Issuer Order and obtaining an opinion of counsel, if necessary, for the release of property of the Trust Estate;

(D) preparing Issuer Certificates and obtaining opinions of counsel with respect to the execution of amendments to the Trust Related Agreements and the delivering to the Noteholders, the Rating Agencies and any other parties to whom notice is required to be sent, any notices with respect to such amendments;

(E) paying all expenses in connection with the issuance of the Notes;

(F) prepaying or accelerating the Notes and preparing and delivering the related notice to the Indenture Trustee;

(G) taking all actions on behalf of the Issuer necessary under any Guarantee Agreement;

(H) responding to inquiries and requests made by borrowers, educational institutions, Guarantee Agencies, the Indenture Trustee and other parties with respect to the Financed Student Loans and to requests by independent auditors for information concerning the Issuer's financial affairs;

(I) maintaining financial records concerning the Financed Student Loans and, if furnished adequate information with respect to financial affairs not related to the Financed Student Loans, preparing and maintaining a general ledger and financial statements for the Issuer;

(J) providing instructions to the Issuer and the Eligible Lender Trustee with respect to the administration of the Financed Student Loans;

(K) furnishing to the Issuer or the Eligible Lender Trustee copies of reports received with respect to the Financed Student Loans, and preparing such additional reports with respect to the Financed Student Loans, as the Issuer or the Eligible Lender Trustee may reasonably request from time to time;

(L) preparing, or causing to be prepared, and furnishing to the Issuer annual operating budgets, quarterly statistical reports and cash flow projections as required under the Indenture;

(M) performing such other services with respect to administration of the Financed Student Loans as the Issuer or the Eligible Lender Trustee may reasonably request;

(N) completing and filing all tax returns and tax filings as required pursuant to Section 5.04 of the Trust Agreement;

(O) informing the Delaware Trustee if any withholding is required pursuant to Section 5.01 of the Trust Agreement; and

(P) handling all accounting matters pursuant to Section 5.04 of the Trust Agreement.

                     (ii)     the Administrator will:

(A) indemnify the Indenture Trustee and its agents for, and hold them harmless against, any losses, liability or expense, including reasonable attorneys fees and expenses, incurred without willful misconduct, negligence, or bad faith on their part, arising out of the willful misconduct, negligence or bad faith of the Administrator in the performance of the Administrator's duties contemplated by this Agreement; and

(B) indemnify the Issuer and the Delaware Trustee and their respective agents for, and hold them harmless against, any losses, liability, claim, action, suit, cost or expense, of any kind or nature whatsoever, including reasonable attorneys fees and expenses, incurred without negligence, willful misconduct or bad faith on their part, arising out of the willful misconduct, negligence or bad faith of the Administrator in the performance of the Administrator's duties contemplated by this Agreement;

provided, however, that the Administrator shall not be required to indemnify the Indenture Trustee, the Issuer or the Delaware Trustee pursuant to Section 1(a)(iii)(A) or (B) so long as the Administrator has acted pursuant to the instructions of the Delaware Trustee or the Owner in accordance with Subsection (c) hereof.

           (b)     Additional Duties.     (i) In addition to the duties of the Administrator set forth above, the Administrator shall perform, or cause to be performed, its duties and obligations and the duties and obligations of the Delaware Trustee on behalf of the Issuer under the Trust Agreement.

                     (ii)     In furtherance of the foregoing, the Issuer shall execute and deliver to the Administrator and to each successor administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A hereto, appointing the Administrator the attorney-in-fact of the Issuer for the purpose of executing on behalf of the Issuer all such documents, reports, filings, instruments, certificates and opinions. Subject to Section 5 of this Agreement, and in accordance with the directions of the Issuer and the Delaware Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Trust Estate (including the Trust Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer or the Delaware Trustee and are reasonably within the capability of the Administrator. The Administrator agrees to perform such obligations and deliver such notices as are specified as to be performed or delivered by the Administrator under the Trust Related Agreements.

                     (iii)    In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions or otherwise deal with any of its affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer or the Delaware Trustee and shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

                     (iv)     In carrying out any of its obligations under this Agreement, the Administrator may act either directly or through agents, attorneys, accountants, independent contractors and auditors and enter into agreements with any of them.

           (c)     Non-Ministerial Matters.

                     (i)      With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not be under any obligation to take any action, and in any event shall not take any action, unless the Administrator shall have received instructions from the Delaware Trustee or the Owner. For the purpose of the preceding sentence, "non-ministerial matters" shall include, without limitation:

(A) the amendment of or any supplement to the Trust Related Agreements;

(B) the initiation of any action, claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer, except for actions, claims or lawsuits initiated in the ordinary course of business by the Issuer or its agents or nominees for the collection of amounts owed in respect of Financed Student Loans;

(C) the appointment of successor Administrators and successor Indenture Trustees pursuant to the Indenture, or the consent to the assignment by the Administrator or Indenture Trustee of its obligations under the Indenture;

(D) the removal of the Indenture Trustee; and

(E) the amendment, change or modification of this Agreement or any Trust Related Agreement, except for amendments, changes or modifications that do not either (A) reduce in any manner the amount of, or delay the timing of, or collections of payments with respect to the Financed Student Loans or (B) materially reduce the underwriting standards with respect to the Financed Student Loans.

                     (ii)     Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not (x) make any payments to the Noteholders under the Trust Related Agreements, (y) sell the Trust Estate pursuant to the Indenture or (z) take any action that the Issuer directs the Administrator not to take on its behalf.

           2.      Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer, the Indenture Trustee, the Noteholders, the Eligible Lender Trustee, the Delaware Trustee and the Owner at any time during normal business hours.

           3.     Compensation . As compensation for the performance of the Administrator's obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to the Administration Fee payable as set forth in the Indenture. The payment of the foregoing fee shall be solely an obligation of the Issuer, payable out of the Trust Estate.

           4.      Additional Information to be Furnished. The Administrator shall furnish to the Issuer and the Indenture Trustee from time to time such additional information regarding the Trust Estate as the Issuer or the Indenture Trustee shall reasonably request.

           5.      Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and, notwithstanding its affiliation with the Issuer, shall not be subject to the supervision of the Issuer, the Eligible Lender Trustee or the Delaware Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Eligible Lender Trustee or the Delaware Trustee, the Administrator shall have no authority to act for or represent the Issuer, the Eligible Lender Trustee or the Delaware Trustee in any way and shall not otherwise be deemed an agent of the Issuer, the Eligible Lender Trustee or the Delaware Trustee.

           6.      No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Administrator and either of the Issuer, the Eligible Lender Trustee, the Delaware Trustee or the Owner as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

           7.      Other Activities of the Administrator. Nothing herein shall prevent the Administrator or its affiliates from engaging in other businesses or, in its or their sole discretion, from acting in a similar capacity as an Administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Eligible Lender Trustee, the Delaware Trustee or the Indenture Trustee.

           8.      Term of Agreement; Resignation and Removal of Administrator.

           (a)      This Agreement shall continue in force until the dissolution of the Issuer, upon which event this Agreement shall automatically terminate.

           (b)      Subject to Section 8(e) of this Agreement, the Administrator may resign its duties hereunder by providing the Issuer, the Eligible Lender Trustee, the Delaware Trustee, the Owner and the Indenture Trustee with at least 60 days' prior written notice.

           (c)      Subject to Section 8(e) of this Agreement, the Issuer may remove the Administrator without cause by providing the Administrator with at least 60 days' prior written notice.

           (d)      Subject to Section 8(e) of this Agreement, at the sole option of the Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

                     (i)      the Administrator shall default in the performance of any of its duties under this Agreement or under the Verification Agent Agreement and, after notice of such default, shall not cure such default within ten days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuer);

                     (ii)     a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

                     (iii)    the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

          The Administrator agrees that if any of the events specified in clauses (i) or (ii) of this Section shall occur, it shall give written notice thereof to the Delaware Trustee, the Eligible Lender Trustee, the Noteholders and the Indenture Trustee within seven days after the happening of such event. The Administrator agrees that it will not commence or consent to the events specified in clause (iii) without the prior written consent of the Issuer, the Eligible Lender Trustee and the Delaware Trustee for so long as any Note is outstanding.

           (e)      No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor administrator shall have been appointed by the Issuer (with the consent of the Delaware Trustee and the Eligible Lender Trustee) and (ii) such successor administrator shall have a net worth of at least $5,000,000 and shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

           (f)      The appointment of any successor Administrator shall be effective only if each Rating Agency shall have been given 10 days' prior notice of such proposed appointment, and the Rating Agency Confirmation shall have been satisfied with respect to such appointment.

           9.      Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to Section 8(a) of this Agreement or the resignation or removal of the Administrator pursuant to Section 8(b) or (c) of this Agreement, respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 8(a) of this Agreement deliver to the Issuer all property and documents of or relating to the Trust Estate then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 8(b) or (c) of this Agreement, respectively, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

           10.     Notices. Any notice, report or other communication given hereunder shall be in writing and addressed as follows:

           (a)      If to the Issuer, to:

Collegiate Funding Services Education Loan Trust 2005-B
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001
Attention: Corporate Trust Administration

           (b)        If to the Administrator, to:

Collegiate Funding Portfolio Administration, L.L.C. 10304 Spotsylvania Avenue, Suite 100 Fredericksburg, Virginia 22408 Attention: Kevin Landgraver

           (c)      If to the Indenture Trustee or the Eligible Lender Trustee, to:

The Bank of New York c/o The Bank of New York Trust Company, N.A. 10161 Centurion Parkway Jacksonville, Florida 32256 Attention: William Cardozo

           (d)      If to the Delaware Trustee, to:

Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19890-0001 Attention: Corporate Trust Administration

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above.

           11.     Amendments. This Agreement may be amended from time to time by the parties hereto so long as the Rating Agency Confirmation has been satisfied with respect to such amendment.

           12.     Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer, the Delaware Trustee, the Noteholders, the Eligible Lender Trustee and the Indenture Trustee, and unless each Rating Agency shall have been given 10 days' prior notice of, and the Rating Agency Confirmation has been satisfied with respect to, such assignment. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer, the Eligible Lender Trustee or the Delaware Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator; provided that such successor organization executes and delivers to the Issuer, the Eligible Lender Trustee, the Delaware Trustee and the Indenture Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of the assignment in the same manner as the Administrator is bound hereunder, and each Rating Agency shall have been given 10 days' prior notice of, and the Rating Agency Confirmation shall have been satisfied with respect to, such assignment. Subject to the foregoing, this Agreement shall bind any such permitted successors or assigns of the parties hereto.

           13.     GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

           14.     Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

           15.     Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.

           16.     Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

           17.     Limitation of Liability of Eligible Lender Trustee and Delaware Trustee. Notwithstanding anything contained herein to the contrary, this instrument has been executed by each of Wilmington Trust Company and The Bank of New York, not in its individual capacity but solely in its capacity as Delaware Trustee or Eligible Lender Trustee, as applicable, and in no event shall Wilmington Trust Company or The Bank of New York in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer.

           18.     No Petition. The parties hereto will not at any time institute against the Issuer any bankruptcy proceeding under any United States federal or State bankruptcy or similar law in connection with any obligations of the Issuer under any Basic Document as such term is defined in the Indenture.

* * * * * * * * * *

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

COLLEGIATE FUNDING SERVICES EDUCATION LOAN TRUST 2005-B

By:	WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Delaware Trustee

By:	/s/ Anita E. Dallago
Name: Anita E. Dallago Title: Senior Financial Services Officer

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Delaware Trustee

By:	/s/ Anita E. Dallago
Name: Anita E. Dallago Title: Senior Financial Services Officer

THE BANK OF NEW YORK, not in its individual capacity but solely as Eligible Lender Trustee

By:	/s/ William Cardozo
Name: William Cardozo Title: Agent

THE BANK OF NEW YORK, as Indenture Trustee

By:	/s/ William Cardozo
Name: William Cardozo Title: Agent

COLLEGIATE FUNDING PORTFOLIO ADMINISTRATION, L.L.C., as Administrator

By:	/s/ Kevin Landgraver
Name: Kevin Landgraver Title: Treasurer

EXHIBIT A

POWER OF ATTORNEY

STATE OF DELAWARE COUNTY OF NEW CASTLE	) ) )

          KNOW ALL MEN BY THESE PRESENTS, that Collegiate Funding Services Education Loan Trust 2005-B (the "Issuer"), does hereby make, constitute and appoint Collegiate Funding Portfolio Administration, L.L.C., as Administrator under the Administration Agreement dated as of July 1, 2005 (the "Administration Agreement"), among the Issuer, Wilmington Trust Company, as Delaware Trustee, The Bank of New York, as Indenture Trustee, The Bank of New York, as Eligible Lender Trustee and Collegiate Funding Portfolio Administration, L.L.C., as Administrator, as the same may be amended from time to time, and its agents and attorneys, as Attorney-in-Fact to execute on behalf of the Issuer all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Trust Related Agreements, including, without limitation, to appear for and represent the Issuer in connection with the preparation, filing and audit of federal, state and local tax returns pertaining to the Issuer, and with full power to perform any and all acts associated with such returns and audits that the Issuer could perform, including without limitation, the right to distribute and receive confidential information, defend and assert positions in response to audits, initiate and defend litigation, and to execute waivers of restrictions on assessments of deficiencies, consents to the extension of any statutory or regulatory time limit, and settlements.

          All powers of attorney for this purpose heretofore filed or executed by the Issuer are hereby revoked.

          Capitalized terms that are used and not otherwise defined herein shall have the meanings ascribed thereto in the Administration Agreement.

EXECUTED as of this 20th day of July, 2005.

COLLEGIATE FUNDING SERVICES EDUCATION LOAN TRUST 2005-B

By:	WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Delaware Trustee

By:
Name: Title: